SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: October 7, 1996
                        (Date of earliest event reported)

                           ECOTYRE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware               0-27240                11-3234026
       (State or other        (Commission              (IRS Employer
       jurisdiction of         File Number              Identification
       incorporation)                                   Number)



        895 Waverly Avenue, Holtsville, New York           11742
        (Address of principal executive offices)         (Zip Code)



Registrant's telephone number including area code      (516) 289-4545


_______________________________________________________________________________
         (Former name of former address, if changed since last report.)

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Item 5.   Other Events

          On October 7, 1996, the Company received gross proceeds of $2,000,000 from the private sale of its Common Stock. 2,000,000 shares were sold at $1.00 per share to an aggregate of ten (10) foreign investors. The shares were sold in offshore transactions made pursuant to Regulation S of the Securities Act of 1933, as amended.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits

          99.  Pro forma balance sheet of the Company as of September 30, 1996.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ECOTYRE TECHNOLOGIES, INC.


                                         By: /s/ Vito F. Alongi
                                            -------------------------------
                                              Vito F. Alongi
                                              President

Dated: December 10, 1996